Exhibit 10.4

FRAMEWORK AGREEMENT

DATED                    2012

BETWEEN

DIODES ZETEX LIMITED

AND

DIODES ZETEX SEMICONDUCTORS LIMITED

AND

DIODES INCORPORATED

and

HR TRUSTEES LIMITED AND OTHERS

relating to the

DIODES ZETEX PENSION SCHEME

THIS DEED is dated                     2012

BETWEEN:

(1)	JOHN ROBERT EARNSHAW of 89 Dalebrook Road, Brooklands, Sale, Cheshire, M33 3LB, HR TRUSTEES LIMITED (No. 745598) whose registered office is at Sutherland House, Russell Way, Crawley, West Sussex, RH10 1UH and IAN SMITH of 27 Selsey Avenue, Sale, Cheshire, M33 4RN as trustees of the Diodes Zetex Pension Scheme (the Trustees).

(2)	DIODES INCORPORATED of 4949 Hedgcoxe Road, Suite 200, Plano, Texas 75024 USA (Diodes Incorporated);

(3)	DIODES ZETEX LIMITED of Zetex Technology Park, Chadderton, Oldham, OL9 9LL (Registered No 01378777) (Diodes Zetex Limited); and

(4)	DIODES ZETEX SEMICONDUCTORS LIMITED of Zetex Technology Park, Chadderton, Oldham, OL9 9LL (Registered No 02387949) (Diodes Zetex Semiconductors Limited).

collectively, the Parties.

BACKGROUND

(A)	The Trustees are the trustees of the Scheme.

(B)	Following the completion of the actuarial valuation of the Scheme as at 5 April 2010, the Parties have agreed a schedule of contributions and recovery plan relating to the Scheme.

(C)	In consideration for entering into the agreed schedule of contributions, the recovery plan and the Loan Agreement, Diodes Zetex Semiconductors Limited, Diodes Zetex Limited and Diodes Incorporated have entered into a series of agreements with the Trustees including a guarantee, security over real estate and an information protocol on or about the date of this Deed.

(D)	In further consideration for entering into the schedule of contributions, the recovery plan and the Loan Agreement, Diodes Zetex Semiconductors Limited, Diodes Zetex Limited and Diodes Incorporated also wish to enter into this Deed to agree that a minimum amount of Net Assets will continue to be held by Diodes Zetex Semiconductors Limited and Diodes Zetex Limited (in aggregate).

1.	DEFINITIONS

THIS DEED WITNESSES as follows:

Agreed Actuarial Valuation means an actuarial valuation prepared in respect of the Scheme in accordance with Part 3 of the Pensions Act 2004 as at 5 April 2010.

Business Day means a day (other than a Saturday or a Sunday) on which banks are open for general business in London.

Companies means Diodes Zetex Semiconductors Limited and Diodes Zetex Limited.

Date of the Assessment means the last working day of each month or such other date that the internal monthly management accounts are prepared by the Companies.

Loan Agreement means the inter-company loan agreement dated 16 August 2011 between Diodes Zetex Limited and Diodes Incorporated under which Diodes Zetex Limited advanced US$60,000,000 to Diodes Incorporated.

Minimum Level of Assets means £35,000,000.00 Net Assets.

Net Assets means the aggregated net assets of the Companies assessed in accordance with clause 3.

New Actuarial Valuation means the actuarial valuation prepared in respect of the Scheme in accordance with Part 3 of the Pensions Act 2004 as at 5 April 2013.

Schedule of Contributions means the schedule of contributions prepared in accordance with Part 3 of the Pensions Act 2004 in respect of the Agreed Actuarial Valuation.

Scheme means the Diodes Zetex Pension Scheme which is governed by a Definitive Trust Deed and Rules dated 7 January 2009.

2.	MINIMUM LEVEL OF NET ASSETS

With effect from the date of this Deed Diodes Incorporated shall procure that the Companies will have Net Assets of no less than the Minimum Level of Assets until the earlier of:

(a)	the final payment has been made under the Schedule of Contributions; or

(b)	the date on which a new schedule of contributions has been prepared and agreed in accordance with Part 3 of the Pensions Act 2004 relating to the New Actuarial Valuation.

3.	ASSESSMENT OF THE NET ASSETS

3.1	The Net Assets of the Companies shall be the figure shown as the net assets on the Date of the Assessment in the internal management accounts of each Company described in sub-clauses 3.2 (a) to (c).

3.2	Diodes Incorporated shall procure that each Company delivers to the Trustees:

(a)	within 14 Business Days of the Date of the Assessment, each Company’s latest internal monthly management accounts;

(b)	as soon as reasonably practicable after their preparation, the latest quarterly management accounts for each Company, which shall have been reviewed (but not fully audited) by each Company’s auditor; and

(c)	as soon as reasonably practicable after their preparation, the latest annual management accounts which shall have been audited by each Company’s auditor.

3.3	The internal management accounts described in sub-clauses 3.2 (a) to (c) shall be delivered to:

Address:	BarnettWaddingham
ChalfontCourt
HillAvenue
Amersham
Buckinghamshire
HP65BB
E-mail:	zetex@barnett-waddingham.co.uk
Attention:	AndrewTwells

3.4	Diodes Incorporated shall procure that the Companies inform the Trustees of their respective part of the total amount of Net Assets within 14 Business Days of the Date of the Assessment or in the case of the quarterly and annual accounts delivered under sub-clauses 3.2(b) and (c) at the same time as the accounts are delivered.

3.5	Diodes Incorporated shall procure that the internal management accounts of each Company described in sub-clauses 3.2 (a) to (c) are prepared in accordance with standard accounting practices.

4.	GRACE PERIOD AND UNDERTAKING TO PAY

4.1	If an assessment of the Net Assets under clause 3 shows that the Net Assets are less than the Minimum Level of Assets, Diodes Incorporated shall have the following grace period in which to ensure that the Net Assets are brought above the Minimum Level of Assets:

(a)	in the case of the internal monthly management accounts described in sub-clause 3.2(a), 45 days (or such longer time as the Trustees may without obligation, agree) from the Date of the Assessment; and

(b)	in the case of the quarterly and annual accounts delivered under sub-clauses 3.2(b) and (c), 45 days from the date the accounts are delivered (or such longer time as the Trustees may without obligation, agree).

4.2	After the expiry of the 45 days set out in clause 4.1, if the Net Assets are below the Minimum Level of Assets, Diodes Zetex Limited shall within 10 days of demand by the Trustees pay (without any deduction whatsoever) to the Trustees an amount equal to not less than half of all amounts payable towards the Scheme but not yet paid under the Schedule of Contributions.

5.	LIMITATION OF LIABILITY

Diodes	Incorporated and the Companies shall have no liability to the Trustees under this Deed except as set out in clause 4.2.

6.	MISCELLANEOUS

6.1	This Deed and the documents referred to in it contain the whole agreement between the Parties relating to the transactions contemplated by this Deed and supersede all previous Deeds between the Parties relating to these transactions.

6.2	This Deed may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same Deed, and any Party (including any duly authorised representative of a Party) may enter into this Deed by executing a counterpart.

6.3	A person who is not a Party to this agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

6.4	This Deed is governed by English law.

6.5	The English courts have exclusive jurisdiction to settle any dispute arising out of or in connection with this Deed (including a dispute relating to any non-contractual obligations arising out of or in connection with this agreement) and the parties submit to the exclusive jurisdiction of the English courts.

AS EVIDENCE of their acceptance of the terms of this Deed, the parties have executed and delivered it as a deed.

EXECUTED as a deed by	)
DIODES ZETEX SEMICONDUCTORS LIMITED	)
acting by	)

/s/ Richard Dallas White
Director

/s/ Rick Yeh
Witness signature

Witness name

Witness address

EXECUTED as a deed by	)
DIODES ZETEX LIMITED	)
acting by	)

/s/ Richard Dallas White
Director

/s/ Rick Yeh
Witness signature

Witness name

Witness address

EXECUTED as a deed by	)
DIODES INCORPORATED	)
acting by	)

/s/ Keh-Shew Lu
Director

/s/ Rick Yeh
Witness signature

Witness name

Witness address

Trustees

/s/ John Robert Earnshaw
JOHN ROBERT EARNSHAW
as trustee of the Diodes Zetex Pension Scheme
acting by

/s/ Andrew Twells
Witness signature

Witness name

Witness address

/s/ Ian Smith
IAN SMITH
as trustee of the Diodes Zetex Pension Scheme
acting by

/s/ Andrew Twells
Witness signature

Witness name

Witness address

HR TRUSTEES LIMITED
as trustee of the Diodes Zetex Pension Scheme

/s/ Trustee
Director:

/s/ Trustee
Director/Secretary: